Supplement to the
Fidelity Advisor® Stock Selector Large Cap Value Fund
Class A, Class T, Class B, and Class C
April 1, 2015
Prospectus

The Board of Trustees of the fund approved the conversion of all existing Class B shares of the fund into Class A shares of the same fund, effective on or about July 1, 2016, regardless of the length of times shares have been held. All conversions will be made on the basis of the relative net asset values of the two classes, without imposition of any sales load, fee, or other charge. After the effective date of the conversions, all references to Class B shares in the prospectus will no longer be applicable. Shareholders should consult their prospectus for more information regarding Class A shares.

ALCV-16-01  February 12, 2016
1.847519.115

Supplement to the
Fidelity Advisor® Mid Cap Value Fund
Class A, Class T, Class B, and Class C
April 1, 2015
Prospectus

The Board of Trustees of the fund approved the conversion of all existing Class B shares of the fund into Class A shares of the same fund, effective on or about July 1, 2016, regardless of the length of times shares have been held.  All conversions will be made on the basis of the relative net asset values of the two classes, without imposition of any sales load, fee, or other charge.  After the effective date of the conversions, all references to Class B shares in the prospectus will no longer be applicable.  Shareholders should consult their prospectus for more information regarding Class A shares.

The following information supplements information found in the "Shareholder Information" section under the heading "Selling Shares" beginning on page 18.

  Redemptions by qualified funds of funds and qualified wrap programs that meet certain criteria, such as advance notice requirements and restrictions on trading frequency, and are approved by the fund's Treasurer.
AMCV-16-01  February 12, 2016
1.847513.114

Supplement to the

Fund
Class A
		Class T	Class B	Class C	Institutional Class
Fidelity Advisor® Mid Cap Value Fund	FMPAX	FMPTX	FMPBX	FMPEX	FMPOX
Fidelity Advisor Stock Selector Large Cap Value Fund	FLUAX	FLUTX	FLUBX	FLUEX	FLUIX

Fidelity Advisor Mid Cap Value Fund Class A, Class T, Class B, Class C, and Institutional Class are Classes of shares of Fidelity® Mid Cap Value Fund; and Fidelity Advisor Stock Selector Large Cap Value Fund Class A, Class T, Class B, Class C, and Institutional Class are Classes of shares of Fidelity Stock Selector Large Cap Value Fund

Funds of Fidelity Devonshire Trust

STATEMENT OF ADDITIONAL INFORMATION

April 1, 2015

The Board of Trustees of the funds approved the conversion of all existing Class B shares of the funds into Class A shares of the same fund, effective on or about July 1, 2016, regardless of the length of times shares have been held.  All conversions will be made on the basis of the relative net asset values of the two classes, without imposition of any sales load, fee, or other charge.

Effective July 1, 2015, Institutional Class will be renamed Class I. The features and policies of the class will not change.

The following information replaces similar information found in the "Description of the Trust" section.

Custodians. Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts, is custodian of the assets of each fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. JPMorgan Chase Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions. The Bank of New York Mellon, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions. From time to time, subject to approval by a fund's Treasurer, each fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

ACOM1B-16-01  February 12, 2016
1.848945.117